                                                                    EXHIBIT 10.7

                                MEDICODE, INC.

                           STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made this ____ day of June 1996, between Medicode, Inc., a Utah corporation (the "Company"), and Eugene Cattarina (the "Purchaser").

     WHEREAS the Purchaser is an employee of the Company and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase 263,500 shares of Common Stock according to the terms and conditions contained in the 1991 Stock Plan (the "Plan") and herein.

     THEREFORE, the parties agree as follows:

     1.   Sale of Stock.  The Company hereby agrees to sell to the Purchaser and
          -------------
the Purchaser hereby agrees to purchase an aggregate of 263,500 shares of the Company's Common Stock (the "Shares"), at the price of $1.25 per share for an aggregate purchase price of $329,375.00.

     2.   Payment of Purchase Price.  The purchase price for the Shares shall be
          -------------------------
paid by delivery to the Company at the time of execution of this Agreement of a duly executed full recourse promissory note (the "Note") in the form attached hereto as Exhibit A in the amount of $329,375.00 for the purchase of the Shares.

          (a)   With respect to the Note, the parties agree to the following:

              (i) The Note shall become payable in full 90 days after termination or cessation of the Purchaser's employment with or services to the Company for any reason.

              (ii) The Purchaser shall deliver to the Secretary of the Company as escrow holder (the "Escrow Holder") all certificates representing the Shares and an executed blank stock assignment for use in transferring all or a portion of said Shares to the Company if, as and when required under this Section 2(a) or under any other provision of this Agreement including Section 4.

              (iii) As security for the payment of the Note and any renewal, extension or modification thereof, the Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Shares.

              (iv) In the event of any foreclosure of the security interest, the Company may sell the Shares at a private sale or may itself repurchase any or all of the Shares. The parties acknowledge that, prior to the establishment of a public market for the Shares of the Company, the securities laws applicable to the sale of the Shares make a public sale of the Shares commercially unreasonable. The parties agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price per Share determined in accordance with the provisions of Section 10(c) hereof.

              (v) In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the Utah Uniform Commercial Code, including the right to sell the Shares at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                    (1) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorneys' fees and legal expenses incurred by the Company.

                    (2) In satisfaction of the remaining indebtedness under the Note.

                    (3)  To the Purchaser, any remaining proceeds.

              (vi) Upon full payment by the Purchaser of all amounts due on Purchaser's Note, the Escrow Holder shall deliver to the Purchaser the certificate or certificates representing the Shares in the Escrow Holder's possession belonging to the Purchaser, the blank stock assignment, and the executed original of the Note marked "cancelled" by the Company, and the Escrow Holder shall be discharged of all further obligations hereunder; provided, however, that the Escrow Holder shall nevertheless retain said certificate or certificates and stock assignment as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

     3.   Issuance of Shares.  Upon receipt by the Company of the purchase
          ------------------
price, the Company shall issue a duly executed certificate evidencing the Shares in the name of the Purchaser to be held in escrow until expiration of the Company's repurchase option as described in this Agreement.

     4.   Repurchase Option.
          -----------------

          (a) In the event of the voluntary or involuntary termination of the Purchaser's employment with or services to the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option under Section 5, the Company shall, upon the date of such termination have an irrevocable, exclusive option for a period of ninety
(90) days from such date to repurchase all or any portion of the Shares which have not been released from the repurchase option described in this Section 4 at such time at the original purchase price per share ($1.25). Said repurchase option shall be exercised by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) and, at the

Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the amount of the repurchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the repurchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. Upon delivery of such notice and the payment of the repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (b) In the event that the Company at any time has an option to repurchase shares of the Purchaser's Common Stock pursuant to this Agreement and such repurchase would cause the Company to cease to qualify as a Qualified Small Business (as defined in Section 1202(d) of the Internal Revenue Code of 1986, as amended), the Purchaser will extend the time period during which the Company must complete such repurchase by a period of time which will enable the Company to complete such repurchase without ceasing to qualify as a Qualified Small Business.

          (c) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's repurchase rights under this Agreement and purchase all or a part of such Shares.

     5.   Release of Shares From Repurchase Option.
          ----------------------------------------

          (a) Twelve forty-eighths (12/48) of the Shares shall be released from the Company's repurchase option described in Section 4 above on January 1, 1997, and an additional one forty-eighth (1/48) of the Shares shall be released at the end of each full month thereafter until all Shares have been released; provided in each case that the Purchaser's employment or services have not been terminated prior to the date of any such release.

          (b) The Shares which have been released from the Company's repurchase option described in Section 4 shall be delivered to the Purchaser at the Purchaser's request (see Section 7).

          (c) Notwithstanding the foregoing, in the event of a Change in Control (as defined below), all of the Shares shall be released from the Company's repurchase option. For purposes hereof, a "Change in Control" shall be deemed to have occurred in the event that:

                    (i) Any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, a subsidiary of the Company, an affiliate of the Company, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the

                    "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (or a successor to the Company) representing more than fifty percent (50%) of the combined voting power of the then-outstanding securities of the Company or such successor; or

                    (ii) The Company undergoes (1) a sale of assets involving 50% or more of the assets in value of the Company, (2) any merger or consolidation or other reorganization of the Company where another entity is the survivor (other than any such merger undertaken for the sole purpose of changing the jurisdiction of incorporation of the Company), (3) a transaction pursuant to which the holders, as a group, of all the securities of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (4) any other event that the board determines in the Board's discretion would materially alter the structure of the Company or the ownership of the Company.

     6.   Restriction on Transfer.  Except for the escrow described in Section 7
          -----------------------
or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement.

     7.   Escrow of Shares.
          ----------------

          (a) The Shares issued under this Agreement shall be held by the Secretary of the Company as escrow holder ("Escrow Holder"), along with a stock assignment executed by the Purchaser in blank, until the expiration of the Company's option to repurchase such Shares as set forth above and full payment of the Note.

          (b) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

          (c) If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Purchaser.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

     8.   Investment Representations; Restriction on Transfer.
          ---------------------------------------------------

          (a) In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

              (i) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Purchaser is purchasing these securities for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Securities Act").

              (ii) The Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if the Purchaser's representations meant that the Purchaser's present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

              (iii) The Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. The Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

              (iv) The Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities to the Purchaser, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (i) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (ii) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph 8(a)(iv), the Purchaser acknowledges and agrees to the restrictions set forth in paragraph 8(b).

          In the event that the Company does not qualify under Rule 701 at the time of issuance of the securities to the Purchaser, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (i) the availability of certain public information about the Company: (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (iii) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          The Purchaser further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (b) The Purchaser agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

     9.   Legends.  The share certificate evidencing the Shares issued hereunder
          -------
shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

              (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

              (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     10.  Right of First Refusal.
          ----------------------

          (a) In the event, at any time following the date of this Agreement, the Purchaser or the Purchaser's transferee desires (or is required) to sell or transfer in any manner the Shares as to which the repurchase option provided in
Section 4 above is not applicable or has expired, he shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) upon which he is proposing or is to dispose of such Shares. If the transfer does not involve a price freely set by the Purchaser, the price shall be determined as set forth in Section 10(c) below. Such right of first refusal shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the Purchaser of the terms and conditions of said proposed sale or transfer, or thirty (30) days following the setting of a price under Section 10(c) (when the price is determined under Section 10(c)). In the event the Shares are not disposed of within thirty (30) days following lapse of the period of the right of first refusal provided to the Company, they shall once again be subject to the right of first refusal herein provided.

          (b) In the event, at any time following the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including a transfer pursuant to dissolution of marriage) of all or a portion of the Shares, the Company shall have an option to purchase all of the Shares transferred.
Upon such a transfer, the person acquiring the Shares shall promptly notify the

Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

          (c) With respect to any stock to be transferred pursuant to Sections 10(a) or 10(b) and as to which a price has not been set by the Purchaser under
Section 10(a), the price per Share shall be a price set by the Board of Directors of the Company which will reflect the current value of the Shares in terms of present earnings and future prospects of the Company. The Company shall notify the Purchaser or the Purchaser's executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of the Shares. If the Purchaser or the Purchaser's executor disputes the price as set by the Board of Directors by giving notice to the Company within ten (10) days after being informed of the price, the price of the Shares shall be determined by an independent financial analyst mutually selected by the Board of Directors of the Company and the Purchaser, with the cost of such determination to be divided equally between the Company and the Purchaser. The Board of Directors and the Purchaser shall select such analyst within thirty
(30) days after receipt of notice that the Purchaser is disputing the price set by the Board of Directors. If the Board is not notified of any such dispute within such ten (10) day period, the decision of the Board of Directors as to the purchase price shall be final. Any time required to resolve a dispute shall be added to the thirty (30) day period in which the Company may exercise its right to purchase.

          (d) The right of the Company to purchase any part of the Shares may be assigned in whole or in part to one or more employees, officers, directors or shareholders of the Company or other persons or organizations.

          (e) All transferees of Shares or any interest therein shall be required as a condition of such transfer to agree in writing in the form satisfactory to the Company that they will receive and hold such Shares or interests subject to the provisions of this Agreement, including, insofar as applicable, the Company's right of first refusal in this Section 10. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (f) The right of first refusal granted the Company by this Section 10 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). Upon termination of the right of first refusal, at the Purchaser's request the Company shall issue a new certificate representing the Shares without a legend referring to such refusal right. For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal, or (iii) the Company has completed an Initial Public Offering. For purposes hereof, an Initial Public Offering shall mean an initial firm commitment underwritten public offering of the Company's Common Stock, which offering results in gross proceeds of at least

$7,500,000 and is effected pursuant to a Registration Statement on Securities and Exchange Commission Form S-1 or Form SB-2 (or any successor form thereto).

          (g) The right of first refusal contained in this Section 10 shall not apply to a transfer to the Purchaser's ancestors or descendants or spouse or to a trustee for their benefit, provided that such transferee shall agree in writing in form satisfactory to the Company to take such Shares subject to all the terms of this Agreement, including the Company's right of first refusal on further transfers.

     11.  Adjustment for Stock Split.  All references to the number of Shares
          --------------------------
and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     12.  General Provisions.
          ------------------

          (a) This Agreement shall be governed by the internal laws of the State of Utah. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser, may only be modified or amended in writing signed by both parties and satisfies all of the Company's obligations to the Purchaser with regard to the issuance or sale of securities.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

          (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own federal, state, local or foreign tax liability and any of the Purchaser's other tax consequences that may arise as a result of the transactions contemplated by this Agreement. The Purchaser shall rely solely on the determinations of the Purchaser's tax advisors or the Purchaser's own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters. The Purchaser shall notify the Company in writing if the Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from the Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to the Purchaser in the absence of such an election.

          (g) Purchaser acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, represents that Purchaser is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof. The Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. The Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. The Purchaser further agrees to notify the Company upon any change in the residence address indicated below.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.


MEDICODE, INC.                          PURCHASER:

                                        ________________________________
                                        Eugene Cattarina

By:___________________________          ________________________________


                                        ________________________________
Title:________________________

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, Eugene Cattarina, hereby sell, assign and transfer to _____________________________________________(________) shares of the Common
Stock of MEDICODE, INC. (the "Company") standing in my name on the books of the Company represented by Certificate No. __________ and do hereby irrevocably constitute and appoint Wilson, Sonsini, Goodrich & Rosati, attorney, to transfer said stock on the books of the Company with full power of substitution in the premises.

     This Assignment Separate from Certificate may only be used in accordance with the Stock Purchase Agreement dated June __, 1996.

     Dated:____________, 19__.


                                          Signature:   ________________________
                                                       Eugene Cattarina

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:


1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME :    TAXPAYER: Eugene Cattarina            SPOUSE: Marianne Cattarina

     ADDRESS   :


     IDENTIFICATION NO.: TAXPAYER: ###-##-####       SPOUSE: ###-##-####

     TAXABLE YEAR    :   1996

2. The property with respect to which the election is made is described as follows:

     263,500 shares of Common Stock (the "Shares") of MEDICODE, INC., a Utah corporation (the "Company").

3.   The date on which the property was transferred is:  June __, 1996.

4.   The property is subject to the following restrictions:

     The Company has the right to repurchase a portion of the Shares upon the happening of certain events. This right of repurchase lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $329,375.00.

6.   The amount (if any) paid for such property:  $329,375.00.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
--------------------------------------------

                                        ________________________________
Dated:  _________________________       Eugene Cattarina

The undersigned spouse of taxpayer joins in this election.

Dated:  _________________________       ________________________________
                                        Marianne Cattarina, Spouse of Taxpayer

                                   EXHIBIT A
                                   ---------


                                PROMISSORY NOTE


$329,375.00                                                      ________, 1996


     For value received, the undersigned promises to pay to Medicode, Inc., a Utah corporation (the "Company"), or order, at its principal office the principal sum of $329,375.00 with interest thereon at the rate of 6% per annum compounded annually on the unpaid balance of the principal sum. Said principal and interest shall be due on January 1, 2003.

     In the event of termination of the employment between the undersigned and the Company, this Note shall be due and payable 90 days after the date of such termination.

     Principal payable in lawful money of the United States of America. THE PRIVILEGE IS RESERVED TO PREPAY ANY PORTION OF THE NOTE AT ANY TIME.

     Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note is secured by a pledge of certain shares of Common Stock of the Company, pursuant to the provisions of the Stock Purchase Agreement between the Company and the undersigned executed contemporaneously with this Note.

     The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the Shares or other collateral securing this Note in the event of default.



                                    ________________________________
                                    Eugene Cattarina

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